Filed pursuant to 497(e)

File Nos. 002-84012 and 811-03752

AMG FUNDS III

AMG Managers Global Income Opportunity Fund

Supplement dated December 4, 2020 to the Prospectus, dated May 1, 2020

The following information supplements and supersedes any information to the contrary relating to AMG Managers Global Income Opportunity Fund (the “Fund”), a series of AMG Funds III (the “Trust”), contained in the Fund’s Prospectus (the “Prospectus”), dated as noted above.

At a meeting held on December 3, 2020 (the “Meeting”), the Trust’s Board of Trustees (the “Board”) approved the appointment of GW&K Investment Management, LLC (“GW&K” or the “Subadviser”) as the subadviser to the Fund on an interim basis to replace Loomis, Sayles & Company, L.P. (“Loomis”), effective December 4, 2020 (the “Implementation Date”). The appointment of GW&K was pursuant to an interim subadvisory agreement between AMG Funds LLC (“AMGF”) and GW&K (the “Interim Subadvisory Agreement”), to be effective until the earlier of 150 days after the termination of the former subadvisory agreement between AMGF and Loomis with respect to the Fund (the “Former Subadvisory Agreement”), which occurred on December 4, 2020, or the approval of a new subadvisory agreement between AMGF and GW&K by the Board and Fund shareholders. At the Meeting, the Board also approved the longer-term appointment of GW&K as the subadviser to the Fund, a new subadvisory agreement between AMGF and GW&K (the “New Subadvisory Agreement”), and the submission of the New Subadvisory Agreement to Fund shareholders for approval. The rate of compensation to be received by GW&K under the Interim Subadvisory Agreement approved by the Board is lower than the rate of compensation that Loomis would have received under the Former Subadvisory Agreement.

In connection with the hiring of GW&K, effective as of the Implementation Date, the Fund (i) changed its name from AMG Managers Global Income Opportunity Fund to AMG GW&K High Income Fund, (ii) made changes to its investment objective, principal investment strategies and principal risks, and (iii) replaced its existing benchmark index with the Bloomberg Barclays U.S. High Yield 1-5 Year Ba Index. Also in connection with the hiring of GW&K, effective as of the Implementation Date, (i) the management fee for the Fund was reduced from 0.55% to 0.39%, (ii) the Fund’s existing contractual expense limitation agreement with AMGF was replaced with a new contractual expense limitation agreement with AMGF pursuant to which AMGF has agreed, through at least May 1, 2022, to limit total annual operating expenses (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.59% of the Fund’s average daily net assets, subject to later reimbursement by the Fund in certain circumstances, and (iii) Class N shares of the Fund were authorized to pay shareholder servicing fees to financial intermediaries of up to 0.25%. AMGF pays a portion of the management fee to the Fund’s subadviser for its services.

In addition, effective as of the Implementation Date, the Prospectus is amended as follows:

All references to the name of the Fund shall refer to AMG GW&K High Income Fund. All references to Loomis shall be deleted and all references to the subadviser to the Fund shall refer to GW&K. All references to David W. Rolley, Lynda Schweitzer and Scott M. Service as portfolio managers of the Fund shall be deleted and all references to the portfolio managers of the Fund shall refer to Mary F. Kane, CFA and Stephen J. Repoff, CFA.

The section titled “Summary of the Funds – AMG Managers Global Income Opportunity Fund – Investment Objective” on page 11 is deleted and replaced with the following:

INVESTMENT OBJECTIVE

The investment objective of AMG GW&K High Income Fund (the “Fund”) is to seek to provide a high level of current income. Capital appreciation is a secondary objective.

The sections under “Summary of the Funds – AMG Managers Global Income Opportunity Fund” titled “Fees and Expenses of the Fund” and “Expense Example” on page 11 are deleted and replaced with the following:

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Class N
Management Fee[1]	0.39%
Distribution and Service (12b-1) Fees	None
Other Expenses[1]	1.38%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses[2]	1.78%
Fee Waiver and Expense Reimbursements[3]	(0.93)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements[2,3]	0.85%

[1]	Expense information has been restated to reflect current fees.
[2]

The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements do not correlate to the ratios of expenses to average net assets in the Financial Highlights section of this Prospectus, which reflect only the operating expenses of the Fund and do not include fees and expenses of any acquired fund.

[3]

AMG Funds LLC (the “Investment Manager”) has contractually agreed, through at least May 1, 2022, to waive management fees and/or pay or reimburse the Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.59% of the Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from the Fund, provided that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds III Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

EXPENSE EXAMPLE

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The Example includes the Fund’s contractual expense limitation through May 1, 2022. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N	$87	$372	$781	$1,926

The section titled “Summary of the Funds – AMG Managers Global Income Opportunity Fund – Principal Investment Strategies” beginning on page 11 is deleted and replaced with the following:

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to invest principally in a diversified portfolio of short-term, below investment grade corporate bonds (commonly known as “junk bonds” or “high yield securities”). The Fund seeks to achieve a high level of current income while minimizing price volatility associated with credit and interest rate risk.

Until February 2, 2021, under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in bonds (debt securities). The Fund intends to invest primarily in below investment grade securities, although the Fund may also invest in investment grade securities. Below investment grade securities are rated below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB- by S&P Global Ratings (“S&P”) or similarly rated by another nationally recognized statistical rating organization (“NRSRO”), or unrated but determined by GW&K Investment Management, LLC, the subadviser to the Fund (“GW&K” or the “Subadviser”), to be of comparable credit quality. In cases where the credit ratings agencies have assigned different credit ratings to the same security, the security will be considered to have the higher credit rating.

Although the Fund may invest in instruments of any duration or maturity, the Fund normally will seek to maintain a weighted average maturity of five years or less. The Fund seeks to avoid the lowest rated bonds in the high yield market by targeting bonds with a rating of B or higher by any NRSRO. The Fund’s average weighted portfolio maturity and duration may vary from time to time depending on the Subadviser’s views on the direction of interest rates.

The Fund may invest in debt securities issued by any of the following: public and private U.S. companies; the U.S. government and its agencies, such as the Federal Home Loan Bank; and state and local governments issuing taxable municipal securities. The Fund may also invest in privately placed securities, Rule 144A securities (securities that may be sold pursuant to Rule 144A under the Securities Act of 1933) and preferred securities. In selecting potential investments for the Fund, GW&K combines quantitative screening tools with in-depth security specific fundamental research. GW&K uses top-down research that focuses on duration, sector allocation, credit quality and yield curve, as well as bottom-up research that focuses on fundamental analysis, valuation analysis, technical analysis and environmental, social and governance (“ESG”) factor analysis. GW&K may adjust its assessment of an investment based on a number of considerations.

The section titled “Summary of the Funds – AMG Managers Global Income Opportunity Fund – Principal Risks” beginning on page 12 is revised to remove “Currency Risk,” “Derivatives Risk,” “Emerging Markets Risk,” “Foreign Investment Risk,” “Hedging Risk,” “Leverage Risk” and “Political Risk” as principal risks of the Fund and to reflect that the Fund is subject to the following additional principal risks:

ESG Investing Risk—the Subadviser incorporates ESG criteria into its investment process, which may result in the selection or exclusion of securities of certain issuers for reasons other than financial performance, and carries the risk that the Fund’s investment returns may underperform funds that do not utilize an ESG investment strategy. The application of this strategy may affect the Fund’s investment exposure to certain companies, sectors, regions, countries or types of investments, which could negatively impact the Fund’s performance depending on whether such investments are in or out of favor. Applying ESG criteria to investment decisions is qualitative and subjective by nature, and there is no guarantee that the criteria utilized by the Subadviser or any judgment exercised by the Subadviser will reflect the beliefs or values of any particular investor. Socially responsible norms differ by region and industry, and a company’s ESG practices or the Subadviser’s assessment of a company’s ESG practices may change over time.

U.S. Government Securities Risk—obligations issued by some U.S. Government agencies, authorities, instrumentalities, or sponsored enterprises such as Government National Mortgage Association (“GNMA”)

are backed by the full faith and credit of the U.S. Government, while obligations issued by others, such as Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), and Federal Home Loan Banks (“FHLBs”), are not backed by the full faith and credit of the U.S. Government and are backed solely by the entity’s own resources or by the ability of the entity to borrow from the U.S. Treasury. If one of these agencies defaults on a loan, there is no guarantee that the U.S. Government will provide financial support.

Also with respect to the section titled “Summary of the Funds – AMG Managers Global Income Opportunity Fund – Principal Risks” beginning on page 12, “Credit and Counterparty Risk” is deleted and replaced with the following:

Credit Risk—the issuer of bonds or other debt securities may be unable or unwilling, or may be perceived as unable or unwilling, to make timely interest or principal payments or otherwise honor its obligations.

Also with respect to the section titled “Summary of the Funds – AMG Managers Global Income Opportunity Fund – Principal Risks” beginning on page 12, the principal risks shall appear in the following order: High Yield Risk; Debt Securities Risk; Market Risk; Interest Rate Risk; Credit Risk; Changing Distribution Level Risk; ESG Investing Risk; Extension Risk; Inflation/Deflation Risk; Liquidity Risk; Management Risk; Prepayment Risk; Reinvestment Risk; Rule 144A Securities Risk; and U.S. Government Securities Risk.

In the section titled “Summary of the Funds – AMG Managers Global Income Opportunity Fund – Performance” beginning on page 13, the following is added after the first paragraph:

As of December 4, 2020, GW&K was appointed as subadviser to the Fund and the Fund changed its name to “AMG GW&K High Income Fund,” adopted its current investment strategies and began comparing its performance to the Bloomberg Barclays U.S. High Yield 1-5 Year Ba Index. The Fund’s performance information for periods prior to December 4, 2020 reflects the Fund’s investment strategy that was in effect at that time and may have been different had the Fund’s current investment strategy been in effect.

The Average Annual Total Returns table in the section titled “Summary of the Funds – AMG Managers Global Income Opportunity Fund – Performance” beginning on page 13 is deleted and replaced with the following:

Average Annual Total Returns as of 12/31/19

AMG GW&K High Income Fund	1 Year	5 Years	10 Years
Class N Return Before Taxes	7.67%	2.31%	3.28%
Class N Return After Taxes on Distributions	7.53%	2.09%	2.55%
Class N Return After Taxes on Distributions and Sale of Fund Shares	4.54%	1.67%	2.25%
Bloomberg Barclays U.S. High Yield 1-5 Year Ba Index[1] (reflects no deduction for fees, expenses or taxes)	10.75%	5.01%	6.40%
Bloomberg Barclays Global Aggregate Bond Index[1] (reflects no deduction for fees, expenses or taxes)	6.84%	2.31%	2.48%

[1]

The Bloomberg Barclays U.S. High Yield 1-5 Year Ba Index replaced the Bloomberg Barclays Global Aggregate Bond Index as the Fund’s benchmark on December 4, 2020 because the Investment Manager and Subadviser believe the new benchmark is more representative of the Fund’s current investment strategies.

The section titled “Summary of the Funds – AMG Managers Global Income Opportunity Fund – Portfolio Management” on page 14 is deleted and replaced with the following:

PORTFOLIO MANAGEMENT

Investment Manager

AMG Funds LLC

Subadviser

GW&K Investment Management, LLC

(pursuant to an interim subadvisory agreement in anticipation of shareholder approval of a definitive subadvisory agreement)

Portfolio Managers

Mary F. Kane, CFA

Partner and Portfolio Manager of GW&K;

Portfolio Manager of the Fund since December 2020.

Stephen J. Repoff, CFA

Principal and Portfolio Manager of GW&K;

Portfolio Manager of the Fund since December 2020.

The section titled “Additional Information About the Funds – AMG Managers Global Income Opportunity Fund – Additional Information About the Fund’s Principal Investment Strategies” on page 19 is deleted and replaced with the following:

ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES

When deciding which securities to buy or sell, typically, GW&K:

•	Seeks companies that GW&K believes maintain sustainable competitive advantages and expects may benefit from emerging cyclical or secular drivers.

•	Seeks to identify issuers and securities that GW&K believes are undervalued due to temporary or discrete events.

•	Uses top-down research that focuses on managing:

•	Duration

•	Sector Allocation

•	Credit Quality

•	Yield Curve

•	Uses bottom-up research that focuses on:

•	Fundamental Analysis

•	Valuation Analysis

•	Technical Analysis

•	ESG Factor Analysis

Until February 2, 2021, under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in bonds (debt securities). The Fund provided shareholders with at least 60 days’ prior written notice that this policy will be removed on February 2, 2021.

The Fund’s compliance with its investment limitations and requirements described in the Prospectus is usually determined at the time of investment. If such percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in values or assets, or a change in market capitalization of a company in which the Fund invests, will not constitute a violation of that limitation.

The first paragraph in the section titled “Additional Information About the Funds – AMG Managers Global Income Opportunity Fund – Additional Information About the Fund’s Expenses and Performance” on page 19 is deleted and replaced with the following:

Under “Fees and Expenses of the Fund” in the Fund’s summary section, because Class N shares are authorized to pay up to 0.25% in shareholder servicing fees, Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements may fluctuate from year-to-year based on the actual amount of shareholder servicing fees incurred. Shareholder servicing fees paid by Class N shares are reflected in “Other Expenses” in the Annual Fund Operating Expenses table for such class. Please see “Choosing a Share Class” for more information on the Fund’s shareholder servicing fees. The Fund’s annual operating expenses may vary throughout the period and from year to year. The Fund’s expenses for the current fiscal year may be different than the expenses listed in the Fund’s fee and expense table above.

As discussed under “Fees and Expenses of the Fund” in the Fund’s summary section, the Investment Manager has contractually agreed, through at least May 1, 2022, to waive management fees and/or pay or reimburse the Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.59% of the Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from the Fund, provided that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds III Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

The section titled “Additional Information About the Funds – Summary of the Funds’ Principal Risks” beginning on page 21 is revised to reflect that “Currency Risk,” “Derivatives Risk,” “Emerging Markets Risk,” “Foreign Investment Risk,” “Hedging Risk,” “Leverage Risk” and “Political Risk” are no longer principal risks of the Fund; to reflect that “U.S. Government Securities Risk” is a principal risk of the Fund; and to add the following as a principal risk of the Fund:

ESG INVESTING RISK

(AMG GW&K High Income Fund)

The Subadviser incorporates ESG criteria into its investment process, which may result in the selection or exclusion of securities of certain issuers for reasons other than financial performance, and carries the risk that the Fund’s investment returns may underperform funds that do not utilize an ESG investment strategy. The application of this strategy may affect the Fund’s investment exposure to certain companies, sectors, regions, countries or types of investments, which could negatively impact the Fund’s performance depending on whether such investments are in or out of favor. Applying ESG criteria to investment decisions is qualitative and subjective by nature, and there is no guarantee that the criteria utilized by the Subadviser or any judgment exercised by the Subadviser will reflect the beliefs or values of any particular investor. In evaluating a company, the Subadviser is dependent upon information and data obtained through voluntary or third-party reporting that may be incomplete, inaccurate or unavailable, which could cause the Subadviser to incorrectly assess a company’s ESG practices. Socially responsible norms differ by region, and a company’s ESG practices or the Subadviser’s assessment of a company’s ESG practices may change over time. The Fund will vote proxies in a manner that is consistent with its ESG criteria, which may not always be consistent with maximizing short-term performance of the issuer.

The section titled “Additional Information About the Funds – Fund Management – AMG Managers Global Income Opportunity Fund” beginning on page 27 is deleted and replaced with the following:

AMG GW&K HIGH INCOME FUND

GW&K has day-to-day responsibility for managing the Fund’s portfolio pursuant to an interim Subadvisory Agreement that became effective on December 4, 2020 and will remain in effect for 150 days or until shareholders of the Fund approve a definitive Subadvisory Agreement with GW&K, if earlier. GW&K, located at 222 Berkeley Street, Boston, Massachusetts 02116, has advised individual and institutional clients since 1974 and, as of September 30, 2020, had assets under management of approximately $47 billion. AMG indirectly owns a majority interest in GW&K.

Mary F. Kane, CFA and Stephen J. Repoff, CFA are the portfolio managers jointly and primarily responsible for the day-to-day management of the Fund, and have managed the Fund since December 2020. Ms. Kane joined GW&K in 2005. She is a Partner and Portfolio Manager of GW&K, and has served in those positions since 2011 and 2005, respectively. Mr. Repoff joined GW&K in 2013 and is a Principal and Portfolio Manager.

The Fund is obligated by its investment management contract to pay an annual management fee to the Investment Manager of 0.39% of the average daily net assets of the Fund. The Investment Manager, in turn, pays GW&K a portion of this fee for its services as Subadviser. Under a separate Administration Agreement with the Fund, the Investment Manager provides a variety of administrative services to the Fund and receives an annual administrative fee from the Fund for these services of 0.15% of the Fund’s average daily net assets.

The section titled “Shareholder Guide – Choosing a Share Class – Class N Shares” on page 30 is deleted and replaced with the following:

CLASS N SHARES

(All Funds)

Class N shares have no up-front sales charges or deferred sales charges. Your entire amount invested purchases Fund shares at the Class N’s NAV. Shareholders may bear shareholder servicing fees of up to 0.25% for shareholder servicing provided by financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies. See “Investing Through an Intermediary” below for more information on shareholder servicing fees paid to financial intermediaries. The Class N shares do not pay distribution (12b-1) fees.

The first paragraph in the section “Shareholder Guide – Investing Through an Intermediary” on page 30 is deleted and replaced with the following:

If you invest through a third party such as a bank, broker-dealer (including through a fund supermarket platform), trust company or other financial intermediary (each of the above, a “Financial Intermediary”), rather than directly with the Funds, certain purchase and redemption policies, fees, and minimum investment amounts may differ from those described in this Prospectus. Many, if not all, of these Financial Intermediaries may receive various forms of compensation in connection with the sale of Fund shares and/or the servicing of shareholder accounts. Such compensation from the Funds may include receipt of shareholder servicing fees. Shareholder servicing fees are paid out of the assets of Class N shares of AMG Managers Special Equity Fund and AMG GW&K High Income Fund and Class N and Class I shares of AMG Managers Loomis Sayles Bond Fund on an ongoing basis for the receipt of certain shareholder services from Financial Intermediaries (including through fund supermarket platforms), including account maintenance, recordkeeping or sub-accounting, forwarding communications to shareholders, providing shareholders with account statements, transaction processing and customer liaison services, and will increase the cost to shareholders who invest in Class N and Class I shares. These payments are made pursuant to written agreements between the Financial Intermediaries and the Investment Manager, the Distributor and/or a Fund. Class I shares, which do not have any front-end sales charge, contingent deferred sales charge, or other asset-based fee for sales or distribution, such as a distribution (12b-1) fee, or, with respect to AMG Managers Special Equity Fund, bear shareholder servicing fees, may be available on brokerage platforms of Financial Intermediaries that have agreements with the Distributor to offer such shares solely when acting as your agent. If you transact in Class I shares through such a Financial Intermediary, you may be required to pay a commission and/or other forms of compensation to the Financial Intermediary for effecting such transactions. Shares of AMG Managers Special Equity Fund and AMG Managers Loomis Sayles Bond Fund are available in other share classes that have different fees and expenses.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

Filed pursuant to 497(e)

File Nos. 002-84012 and 811-03752

AMG FUNDS III

AMG Managers Global Income Opportunity Fund

Supplement dated December 4, 2020 to the Prospectus, dated May 1, 2020

The following information supplements and supersedes any information to the contrary relating to AMG Managers Global Income Opportunity Fund (the “Fund”), a series of AMG Funds III, contained in the Fund’s Prospectus, dated as noted above.

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Effective as of February 2, 2021, the Fund’s policy to, under normal circumstances, invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in bonds (debt securities) will be removed.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

Filed pursuant to 497(e)

File Nos. 002-84012 and 811-03752

AMG FUNDS III

AMG Managers Global Income Opportunity Fund

Supplement dated December 4, 2020 to the Statement of Additional Information, dated May 1, 2020

The following information supplements and supersedes any information to the contrary relating to AMG Managers Global Income Opportunity Fund (the “Fund”), a series of AMG Funds III (the “Trust”), contained in the Fund’s Statement of Additional Information (the “SAI”), dated as noted above.

At a meeting held on December 3, 2020 (the “Meeting”), the Trust’s Board of Trustees (the “Board”) approved the appointment of GW&K Investment Management, LLC (“GW&K” or the “Subadviser”) as the subadviser to the Fund on an interim basis to replace Loomis, Sayles & Company, L.P. (“Loomis”), effective December 4, 2020 (the “Implementation Date”). The appointment of GW&K was pursuant to an interim subadvisory agreement between AMG Funds LLC (“AMGF”) and GW&K (the “Interim Subadvisory Agreement”), to be effective until the earlier of 150 days after the termination of the former subadvisory agreement between AMGF and Loomis with respect to the Fund (the “Former Subadvisory Agreement”), which occurred on December 4, 2020, or the approval of a new subadvisory agreement between AMGF and GW&K by the Board and Fund shareholders. At the Meeting, the Board also approved the longer-term appointment of GW&K as the subadviser to the Fund, a new subadvisory agreement between AMGF and GW&K (the “New Subadvisory Agreement”), and the submission of the New Subadvisory Agreement to Fund shareholders for approval. The rate of compensation to be received by GW&K under the Interim Subadvisory Agreement approved by the Board is lower than the rate of compensation that Loomis would have received under the Former Subadvisory Agreement.

In connection with the hiring of GW&K, effective as of the Implementation Date, the Fund (i) changed its name from AMG Managers Global Income Opportunity Fund to AMG GW&K High Income Fund, (ii) made changes to its investment objective, principal investment strategies and principal risks, and (iii) replaced its existing benchmark index with the Bloomberg Barclays U.S. High Yield 1-5 Year Ba Index. Also in connection with the hiring of GW&K, effective as of the Implementation Date, (i) the management fee for the Fund was reduced from 0.55% to 0.39%, (ii) the Fund’s existing contractual expense limitation agreement with AMGF was replaced with a new contractual expense limitation agreement with AMGF pursuant to which AMGF has agreed, through at least May 1, 2022, to limit total annual operating expenses (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.59% of the Fund’s average daily net assets, subject to later reimbursement by the Fund in certain circumstances, and (iii) Class N shares of the Fund were authorized to pay shareholder servicing fees to financial intermediaries of up to 0.25%. AMGF pays a portion of the management fee to the Fund’s subadviser for its services.

In addition, effective as of the Implementation Date, the SAI is amended as follows:

All references to the name of the Fund shall refer to AMG GW&K High Income Fund. All references to Loomis shall be deleted and all references to the subadviser to the Fund shall refer to GW&K. All references to David W. Rolley, Lynda Schweitzer and Scott M. Service as portfolio managers of the Fund shall be deleted and all references to the portfolio managers of the Fund shall refer to Mary F. Kane, CFA and Stephen J. Repoff, CFA.

In the section titled “Investment Policies – Investment Techniques and Associated Risks – (5) Commercial Paper” on page 6, the second paragraph is deleted and replaced with the following:

At the time a Fund other than AMG GW&K High Income Fund invests in taxable commercial paper, the issuer must have an outstanding debt rated A-1 or higher by S&P or the issuer’s parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody’s (or a similar rating by any NRSRO).

If no such ratings are available, the investment must be of comparable quality in the opinion of the Investment Manager or a Fund’s Subadviser(s).

The section titled “Investment Policies – Investment Techniques and Associated Risks – (8) Equity Securities” beginning on page 7 is revised to add the following types of securities and instruments that may be purchased by the Fund to the extent such investments are permitted by applicable law:

Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable tier non-convertible securities but rank senior to common stock in a corporation’s capital structure.

The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into the underlying common stock. Convertible securities are typically issued by smaller capitalized companies, whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which could have an adverse effect on a Fund’s ability to achieve its investment objective.

Secondary Offerings. A Fund may invest in secondary offerings. A secondary offering is a registered offering of a large block of a security that has been previously issued to the public. A secondary offering can occur when an investor sells to the public a large block of stock or other securities it has been holding in its portfolio. In a sale of this kind, all of the profits go to the seller rather than the issuer. Secondary offerings can also originate when the issuer issues new shares of its stock over and above those sold in its IPO, usually in order to raise additional capital. However, because an increase in the number of shares devalues those that have already been issued, many companies make a secondary offering only if their stock prices are high or they are in need of capital. Secondary offerings may have a magnified impact on the performance of a Fund with a small asset base. Secondary offering shares frequently are volatile in price. Therefore, a Fund may hold secondary offering shares for a very short period of time. This may increase the portfolio turnover rate of a Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

The section titled “Investment Policies – Investment Techniques and Associated Risks – (9) Eurodollar Bonds” on page 9 is deleted and replaced with the following:

(9) Eurodollar and Yankeedollar Obligations

Eurodollar obligations are U.S. dollar obligations issued outside the United States by domestic or foreign entities. Yankeedollar obligations are U.S. dollar obligations issued inside the United States by foreign entities.

The sixth and seventh paragraphs in the section titled “Investment Policies – Investment Techniques and Associated Risks – (12) Futures Contracts and Options on Futures Contracts – Limitations on Use of Futures and Options on Futures” beginning on page 16 are deleted and replaced with the following:

The CFTC has adopted regulations that subject registered investment companies and their investment advisers to regulation by the CFTC if the registered investment company invests more than a prescribed level of its liquidation value in futures, options on futures or commodities, swaps, or other financial instruments regulated under the Commodity Exchange Act (“commodity interests”), or if a Fund markets itself as providing investment exposure to such instruments. As of the date of this SAI, the Funds are operated by a person, the Investment Manager, who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”) pursuant to Rule 4.5 thereunder (the “exclusion”) promulgated by the CFTC (with respect to the Funds). Accordingly, neither the Investment Manager (with respect to the Funds) nor any Fund is subject to registration or regulation as a “commodity pool operator” or “commodity pool,” respectively, under the CEA. To remain eligible for the exclusion, each of the Funds will be limited in its ability to use any commodity interests and in the manner in which it holds out its use of such commodity interests. In the event that a Fund’s investments in commodity interests are not within the thresholds set forth in the exclusion, the Investment Manager may be required to register as a “commodity pool operator” and/or “commodity trading advisor” with the CFTC with respect to that Fund. The Investment Manager’s eligibility to claim the exclusion with respect to a Fund will be based upon, among other things, the level and scope of a Fund’s investment in commodity interests, the purposes of such investments and the manner in which the Fund holds out its use of commodity interests. Each Fund’s ability to invest in commodity interests (including, but not limited to, futures and swaps on broad-based securities indexes and interest rates) is limited by the Investment Manager’s intention to operate the Fund in a manner that would permit the Investment Manager to continue to claim the exclusion under Rule 4.5, which may adversely affect the Fund’s total return. In the event the Investment Manager becomes unable to rely on the exclusion in Rule 4.5 and is required to register with the CFTC as a commodity pool operator with respect to a Fund, the Fund’s expenses may increase, adversely affecting the Fund’s total return.

The section titled “Investment Policies – Investment Techniques and Associated Risks – (28) U.S. Treasury Securities” on page 42 is deleted and replaced with the following:

(28) U.S. Treasury and Government Securities and Securities of International Organizations

The Bond Fund and the Global Income Opportunity Fund may invest in direct obligations of the U.S. Treasury. These obligations include Treasury bills, notes and bonds, all of which have their principal and interest payments backed by the full faith and credit of the U.S. Government.

The Bond Fund and the Global Income Opportunity Fund may invest in obligations issued by the agencies or instrumentalities of the U.S. Government. These obligations may or may not be backed by the “full faith and credit” of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the GNMA (described under “Mortgage-Related Securities”), the Farmers Home Administration and the Export-Import Bank. For those securities which are not backed by the full faith and credit of the United States, the Fund must principally look to the federal agency guaranteeing or issuing the obligation for ultimate repayment and therefore may not be able to assert a claim against the United States itself for repayment in the event that the issuer does not meet its commitments. The securities in which the Funds may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (a) obligations of the Tennessee Valley Authority, the FHLMC, the Federal Home Loan Banks and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (b) securities issued by the FNMA, which are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and (c) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

Securities issued by international organizations, such as Inter-American Development Bank, the Asian-American Development Bank and the International Bank for Reconstruction and Development (the “World Bank”), are not U.S. government securities. These international organizations, while not U.S. Government agencies or instrumentalities, have the ability to borrow from member countries, including the United States.

The section titled “Investment Policies – Investment Techniques and Associated Risks – (29) Variable Rate Securities” on page 42 is deleted and replaced with the following:

(29) Variable and Floating Rate Securities and Participation Interests

Variable rate securities provide for automatic establishment of a new interest rate at fixed intervals (i.e., daily, monthly, semi-annually, etc.). Floating rate securities provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The amount of interest to be paid to the holder is typically contingent on another rate (“contingent security”) such as the yield on 90-day Treasury bills. Variable rate securities may also include debt securities which have an interest rate which resets in the opposite direction of the rate of the contingent security.

A Fund may invest in participation interests purchased from banks in variable rate obligations owned by banks. A participation interest gives the Fund an undivided interest in the obligation in the proportion that the Fund’s participation interest bears to the total principal amount of the obligation, and provides a demand repayment feature. Each participation is backed by an irrevocable letter of credit or guarantee of a bank (which may be the bank issuing the participation interest or another bank). The bank letter of credit or guarantee must meet the prescribed investment quality standards for the Fund. The Fund has the right to sell the participation instrument back to the issuing bank or draw on the letter of credit on demand for all or any part of the Fund’s participation interest in the underlying obligation, plus accrued interest.

The section titled “Investment Policies – Investment Techniques and Associated Risks” beginning on page 2 is revised to add the following additional types of securities and instruments that may be purchased by the Fund to the extent such investments are permitted by applicable law:

Inflation-Linked Bonds

To the extent it may invest in fixed-income securities, a Fund may invest in inflation-linked bonds, which are issued by the United States government and foreign governments with a nominal return indexed to the inflation rate in prices. Governments that issue inflation-indexed bonds may use different conventions for purposes of structuring their bonds and different inflation factors, with the same underlying principal of linking real returns and inflation.

For purposes of explanation, a United States TIPS bond will be used as an example of how inflation-linked bonds work. Inflation-linked bonds, like nominal bonds, pay coupons on a principal amount. For U.S. TIPS, and most inflation-linked bonds, the value of the principal is adjusted for inflation. In the United States the index used to measure inflation is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers (“CPI-U”). Interest payments are paid every six months, and are equal to a fixed percentage of the inflation-adjusted value of the principal. The final payment of principal of the security will not be less than the original par amount of the security at issuance.

The principal of the inflation-linked security is indexed to the non-seasonally adjusted CPI-U. To calculate the inflation-adjusted principal value for a particular valuation date, the value of the principal at issuance is multiplied by the index ratio applicable to that valuation date. The index ratio for any date is the ratio of the reference CPI applicable to such date, to the reference CPI applicable to the original issue date. Semi-annual coupon interest is determined by multiplying the inflation-adjusted principal amount by one-half of the stated rate of interest on each interest payment date.

Inflation-adjusted principal or the original par amount, whichever is larger, is paid on the maturity date as specified in the applicable offering announcement. If at maturity the inflation-adjusted principal is less than the original principal value of the security, an additional amount is paid at maturity so that the additional amount plus the inflation-adjusted principal equals the original principal amount. Some inflation-linked securities may be stripped into principal and interest components. In the case of a stripped security, the holder of the stripped principal component would receive this additional amount. The final interest payment, however, will be based on the final inflation-adjusted principal value, not the original par amount.

If a Fund invests in U.S. Treasury inflation-linked securities, it will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If a Fund purchases such inflation-linked securities that are issued in stripped form, either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having “original issue discount.” If a Fund holds an obligation with original issue discount, it is required to accrue as ordinary income a portion of such original issue discount even though it receives no corresponding interest payment in cash. A Fund may have to sell other investments to obtain cash needed to make income distributions, which may reduce the Fund’s assets, increase its expense ratio and decrease its rate of return.

Special Purpose Acquisition Companies

A Fund may invest in stock, rights, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities. A SPAC is a publicly traded company that raises investment capital in the form of a blind pool via an IPO for the purpose of acquiring an existing company. The shares of a SPAC are typically issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares or partial shares. At a specified time following the SPAC’s IPO (generally 1-2 months), the rights and warrants may be separated from the common stock at the election of the holder, after which they become freely tradeable. After going public and until an acquisition is completed, a SPAC generally invests the proceeds of its IPO (less a portion retained to cover expenses), which are held in trust, in U.S. government securities, money market securities and cash. To the extent the SPAC is invested in cash or similar securities, this may impact a Fund’s ability to meet its investment objective. If a SPAC does not complete an acquisition within a specified period of time after going public, the SPAC is dissolved, at which point the invested funds are returned to the SPAC’s shareholders (less certain permitted expenses) and any rights or warrants issued by the SPAC expire worthless.

Because SPACs and similar entities are in essence blank check companies without an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, the securities issued by a SPAC, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.

The first paragraph of the section titled “Additional Investment Policies – Disclosure of Portfolio Holdings” beginning on page 54 is deleted and replaced with the following:

The Trust has adopted policies and procedures reasonably designed to prevent selective disclosure of the Funds’ portfolio holdings to third parties, other than disclosures that are consistent with the best interests of shareholders of a Fund. Each Fund will disclose its portfolio holdings on a monthly basis on or about the 10th business day of the following month by posting this information on the Fund’s website. The Chief Compliance Officer of the Trust may designate an earlier or later date for public disclosure of a Fund’s portfolio holdings. In addition, each Fund (i) may disclose the top 10 portfolio holdings at any time following the disclosure of portfolio holdings, and (ii) may disclose statistical information regarding such Fund’s portfolio allocation characteristics on or about 10 business days after each month-end, or may disclose such information if it is derived from publicly available portfolio holdings, in each case, by posting the information on the Fund’s website. Non-public portfolio holdings may also be disclosed by a Fund or its duly authorized service providers to certain third parties, including mutual fund evaluation services, rating agencies, lenders or providers of borrowing facilities, if (i) the Chief Compliance Officer of the Trust has made a determination that the disclosure of portfolio holdings information in the manner and at the time proposed is consistent with a legitimate business purpose of the Fund; and (ii) the recipient has been informed in writing that it is subject to a duty of confidentiality with respect to that information and undertakes not to trade in securities or other property on the basis of that information unless and until that information is made publicly available. The Board of Trustees receives reports of any potential exceptions to, or violations of, the Trust’s policies and procedures governing disclosure of portfolio holdings that are deemed to constitute a material compliance matter. The Chief Compliance Officer or his designee is responsible for monitoring compliance with these procedures, including requesting information from service providers.

The second paragraph of the section titled “Management of the Funds – Management and Subadvisory Agreements” on page 76 is deleted and replaced with the following:

The Management Agreement and the Subadvisory Agreements with respect to the Special Equity Fund and the Bond Fund provide for an initial term of two years and thereafter shall continue in effect from year to year so long as such continuation is specifically approved at least annually (i) by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the applicable Fund, and (ii) in either event by the vote of a majority of the Trustees of the Trust who are not parties to the agreements or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance.

With respect to AMG GW&K High Income Fund, the interim Subadvisory Agreement, dated as of December 4, 2020, provides that it shall continue in effect until the earlier of (i) 150 days from the date of the Subadvisory Agreement or (ii) the approval of a subadvisory agreement between the Subadviser and the Investment Manager by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). The Board of Trustees has approved the longer-term appointment of GW&K as the subadviser to AMG GW&K High Income Fund pursuant to a new subadvisory agreement between the Investment Manager and the Subadviser (the “New High Income Fund Subadvisory Agreement”), and the submission of the New High Income Fund Subadvisory Agreement to the Fund’s shareholders for approval.

The Management Agreement and the Subadvisory Agreements with respect to the Special Equity Fund and the Bond Fund may be terminated, without penalty, by vote of the Board of Trustees, by vote of a majority of the outstanding voting securities (as defined in the 1940 Act), (in the case of the Management Agreement), by the Investment Manager on 60 days’ written notice to the Trust and (in the case of the Subadvisory Agreements) by the relevant Subadviser on 30 days’ written notice to the Investment Manager and to the applicable Fund. In general, the Investment Manager may terminate the Subadvisory Agreements with respect to the Special Equity Fund and the Bond Fund, without penalty, upon notice to the Trust and relevant Subadviser. The interim Subadvisory Agreement with respect to AMG GW&K High Income Fund may be terminated, without penalty, by vote of the Board of Trustees, by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), by the Investment Manager, and by the Subadviser, in each case upon 60 days’ prior written notice to the other party.

The Management Agreement and the Subadvisory Agreements terminate automatically in the event of assignment, as defined in the 1940 Act and the regulations thereunder.

The ninth paragraph of the section titled “Management of the Funds – Management and Subadvisory Agreements” on page 79 is deleted and replaced with the following:

The Management Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties, the Investment Manager is not subject to liability to a Fund or any Fund shareholder for any act or omission in the course of, or connected with, services rendered under the agreement or for any losses that may be sustained in the purchase, holding, or sale of any security, provided that these provisions shall not protect the Investment Manager from liability in violation of the 1940 Act. With respect to the Special Equity Fund and the Bond Fund, each Subadvisory Agreement provides that the Subadviser shall not be subject to any liability for any act or omission, error of judgment, or mistake of law or for any loss suffered by the Investment Manager or the Trust in connection with the Subadvisory Agreement, except by reason of the Subadviser’s willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of the Subadviser’s reckless disregard of its obligations and duties under the Subadvisory Agreement. The Subadvisory Agreement with respect to AMG GW&K High Income Fund provides that the Subadviser shall not be subject to any liability for any act or omission, error of judgment, or mistake of law or for any loss suffered by the Investment Manager or the Trust in connection with the Subadvisory Agreement, except by reason of the Subadviser’s willful misfeasance, bad faith, or negligence in the performance of its duties, or by reason of the Subadviser’s reckless disregard of its obligations and duties under the Subadvisory Agreement.

The following replaces similar disclosure in the table in the first paragraph in the section titled “Management of the Funds – Compensation of the Investment Manager and the Subadvisers” on page 80:

Fund	Investment Management Fee
AMG GW&K High Income Fund	0.39%

The existing information relating to the Fund in the sub-section titled “AMG Managers Loomis Sayles Bond Fund and AMG Managers Global Income Opportunity Fund” in the section titled “Management of the Funds – Portfolio Managers of the Funds” beginning on page 94 is deleted and the following is added with respect to the Fund at the end of the section:

Unless otherwise indicated, all information below is as of September 30, 2020.

AMG GW&K High Income Fund

GW&K Investment Management, LLC

GW&K has served as Subadviser to AMG GW&K High Income Fund since December 2020. AMG has a majority ownership and controlling interest in GW&K that it acquired from The Bank of New York Mellon on October 1, 2008. As of September 30, 2020, GW&K’s assets under management were approximately $47 billion. Mary F. Kane, CFA and Stephen J. Repoff, CFA are the portfolio managers jointly and primarily responsible for the day-to-day management of the Fund.

Other Accounts Managed by the Portfolio Managers

Portfolio Manager: Mary F. Kane, CFA

Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	3	$400	None	$0
Other Pooled Investment Vehicles	None	$0	None	$0
Other Accounts	7,101	$4,685	None	$0

Portfolio Manager: Stephen J. Repoff, CFA

Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	None	$0	None	$0
Other Pooled Investment Vehicles	None	$0	None	$0
Other Accounts	7,101	$4,685	None	$0

Potential Material Conflicts of Interest

GW&K’s portfolio managers simultaneously manage multiple types of portfolios, including separate accounts, wrap fee programs and sub advised mutual funds, according to the same or a similar investment strategy as the applicable Fund. However, the portfolios managed by a portfolio manager may not have portfolio compositions identical to those of the Fund managed by the portfolio manager due, for example, to specific investment limitations or guidelines present in some portfolios or funds but not others. The portfolio managers may purchase securities for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. A portfolio manager may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, a portfolio manager may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures that are or have the potential to be higher than the advisory fees paid by the Fund, which can cause potential conflicts in the allocation of investment opportunities between the Fund and the other accounts. However, the compensation structure for portfolio managers (see “Portfolio Manager Compensation” below) generally does not provide any incentive to favor one account over another because that part of a manager’s bonus based on performance is not based on the performance of one account to the exclusion of others.

While GW&K has policies and procedures to help ensure accounts are treated fairly and equitably over time not all accounts within a strategy will be managed the same at all times. Different client guidelines and/or differences within the investment strategies may lead to the use of different investment practices for accounts within the same or similar investment strategy.

Portfolio Manager Compensation

Portfolio manager compensation is a formula that balances investment management results and growth of the product. Compensation is comprised of a fixed base salary which is determined by the individual’s experience and position relative to market data, as well as a bonus that incorporates 3 components:

•	Performance (of strategies managed by the portfolio manager based on composite returns)

•	Relative to Peers

•	Risk-Adjusted Performance (of strategies managed by the portfolio manager based on composite returns) Relative to applicable Benchmarks

•	Discretionary

The bonus is not based specifically on the performance of the Fund nor is it based specifically on the assets held by the Fund.

Portfolio Managers’ Ownership of Fund Shares

Ms. Kane: None

Mr. Repoff: None

The following is added as Appendix H:

APPENDIX H

GW&K INVESTMENT MANAGEMENT, LLC

PROXY VOTING POLICIES AND PROCEDURES

December 2019

INTRODUCTION

As a SEC-registered investment adviser and fiduciary to its clients, GW&K has implemented its Proxy Voting Policy to establish internal controls and procedures governing the firm’s review and voting of proxies on behalf of client accounts. To assist in the process, GW&K leverages recognized third party service providers to facilitate the firm’s proxy voting process.

I. Proxy Guidelines and Proxy Voting Agent

GW&K has adopted proxy voting guidelines developed by Glass Lewis & Co. (“Glass Lewis”), an independent third-party service provider, which provides recommendations on ballot items for securities held in client accounts. Proxies are voted on behalf of GW&K’s clients (who have delegated proxy voting authority) in accordance with those guidelines. GW&K reserves the right to cast votes contrary to Glass Lewis guidelines if it deems it necessary and in the best interest of its clients.

GW&K has contracted with Broadridge Financial Solutions (“Broadridge”), an independent third party service provider, to act as proxy voting agent and to provide proxy voting services, including:

1)	Conduct in-depth proxy research;

2)	Process and vote proxies in connection with securities held by GW&K’s clients;

3)	Maintain appropriate records of proxy statements, research, and recommendations;

4)	Maintain appropriate records of proxy votes cast on behalf of GW&K’s clients;

5)	Complete other proxy related administrative functions.

II. Responsibility and Oversight

GW&K is responsible for maintaining and administering these policies and procedures. GW&K will:

1)	Annually review the adequacy of these policies and procedures as well as the effectiveness of its proxy voting agent;

2)	Annually review Glass Lewis’s proxy voting guidelines to ensure they are appropriately designed to meet the best interests of GW&K clients;

3)	Provide clients, upon written request, these proxy voting policy and procedures, and information about how proxies were voted on their behalf;

4)	Conduct regular reconciliations with client’s custodian banks to confirm the appropriate number of votes cast on behalf of clients when GW&K has been delegated proxy voting authority;

5)	Conduct a periodic review, no less often than annually, of proxy voting records to ensure that proxies are voted in accordance with adopted guidelines; and

6)	Annually review proxy voting records to ensure that records of proxy statements, research, recommendations, and proxy votes are properly maintained by its proxy voting agent.

III. Conflicts of Interest

In adopting Glass Lewis’s proxy voting guidelines, GW&K seeks to remove potential conflicts of interest that could otherwise potentially influence the proxy voting process. In situations where Broadridge and/or Glass Lewis has a potential conflict of interest with respect to a proxy it is overseeing on behalf of GW&K’s clients, Broadridge and/or Glass Lewis is obligated to fully or partially abstain from voting the ballot as applicable and notify GW&K. GW&K’s Proxy Committee will provide the voting recommendation after discussion with applicable GW&K Portfolio Managers and a review of the measures involved. Similarly, in instances where GW&K becomes aware of a potential conflict of interest pertaining to a proxy vote for a security held in the client’s account, or where a client otherwise makes a request pertaining a specific proxy vote, GW&K’s Portfolio Management will provide the voting recommendation after reviewing relevant facts and circumstances.

Voting of Measures Outside of or Contrary to Glass Lewis & Co. Recommendations

In instances when a proxy ballot item does not fall within the Glass Lewis guidelines or where GW&K determines that voting in accordance with the Glass Lewis recommendation is not advisable or consistent with GW&K’s fiduciary duty, GW&K’s portfolio managers, with the support of GW&K’s Legal & Compliance team and other personnel, will review the relevant facts and circumstances and determine how to vote the particular proxy ballot item.

IV. Disclosure

Clients may obtain Glass Lewis’s proxy voting guidelines or information about how GW&K voted proxies for securities held in their account by submitting a written request to:

Proxy Policy Administrator

GW&K Investment Management

222 Berkeley Street, 15th Floor

Boston, Massachusetts 02116

V. Recordkeeping

GW&K will maintain the following records in accordance with regulatory requirements:

1)	These policies and procedures (including any applicable amendments) which shall be made available to clients upon request;
2)	Proxy statements, research, recommendations, and records of each vote;
3)	Client written requests for proxy voting information and applicable responses by GW&K.

VI. Oversight and Documentation

Proxy Committee

GW&K has established a Proxy Voting Committee to oversee the firm’s proxy voting process, including the firm’s Proxy Voting Policy, the firm’s service providers and the proxy voting guidelines. In addition, the Committee would address any potential conflicts of interest that are identified by GW&K with respect to voting any specific proxy ballot item. The Committee is comprised of GW&K’s Chief Compliance Officer, General Counsel, managers of GW&K’s Investment Operations and Client Services Departments, members of the Legal & Compliance Team, as well as certain GW&K Portfolio Managers. The Committee meets annually, and more frequently as needed.

GW&K’s Legal & Compliance Department is responsible for periodically assessing firm compliance with this policy and the effectiveness of its implementation.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE